UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2025

FEDERAL HOME LOAN BANK OF CHICAGO
(Exact name of registrant as specified in its charter)

Federally chartered corporation		000-51401	36-6001019
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

433 West Van Buren Street, Suite 501S			60607
Chicago,	IL		(Zip Code)
(Address of principal executive offices)
(312) 565-5700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

Prior to each year’s election of directors for the Federal Home Loan Bank of Chicago (the Bank), the Federal Housing Finance Agency (the FHFA), pursuant to federal statutory authority, designates the number of directorships for the following year for the Bank, including the seats up for election. In the FHFA order dated July 2, 2025, the FHFA reduced the overall size of the Bank’s Board of Directors (the Board) from 18 directors to 14 directors. The new composition of the Board effective January 1, 2026 will be: four Illinois member directors, four Wisconsin member directors and six independent directors. Further, the FHFA has ordered the Bank to eliminate the following directorships positions as of December 31, 2025: one Illinois directorship with a current term ending December 31, 2025; one Illinois directorship with a current term ending December 31, 2026; one independent directorship with a current term ending December 31, 2027; and one independent directorship with a current term ending December 31, 2028.

On July 16, 2025, in connection with the FHFA order, the terms of the following directors were shortened to end December 31, 2025: 1) Michael G. O’Rourke; 2) Phyllis Lockett; and 3) Andrea L. Zopp. The Illinois member directorship held by Daniel G. Watts scheduled to expire on December 31, 2025 will expire on such date.

(d)

Additionally, on July 16, 2025, the Bank’s Board appointed Daniel G. Watts to fill a vacant member directorship on the Board, effective as of January 1, 2026, with a term ending December 31, 2027. The Board has not yet determined which committees Mr. Watts will serve beginning in 2026.

All directors serving on the Bank’s Board for 2026 are expected to receive compensation under the Bank’s 2026 Board of Directors Compensation Policy, which has not yet been approved by the Board. All directors are also entitled to participate in a non-qualified, unfunded, deferred compensation plan, under which each Bank director has the opportunity to defer all or a portion of their compensation. The Bank has not engaged in any transactions with Mr. Watts nor any member of his immediate family that require disclosure under applicable rules and regulations.

Mr. Watt’s appointment took place in accordance with the rules governing the election of Bank directors and appointment of director vacancies, as specified in the Federal Home Loan Bank Act of 1932, as amended, and the related regulations of the FHFA.

Signature(s)
      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Chicago
By: /s/ Laura M. Turnquest
Name: Laura M. Turnquest
Date: June 17, 2025	Title: Executive Vice President, General Counsel and Corporate Secretary